Fees Summary	Aug. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,136.26
Total Transaction Valuation	33,548,409.00
Total Offset Amount	0.00
Net Fee	$ 5,136.26